                      SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 17, 1998
                                                         --------------

                               Weeks Realty, L.P.
                               ------------------
             (Exact name of registrant as specified in its charter)
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


           Georgia                   000-22933         58-2121388
--------------------------------    -----------    ------------------
  (State or other jurisdiction      (Commission       (IRS Employer
        of incorporation)           File Number)   Identification No.)

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              4497 Park Drive, Norcross, Georgia           30093
       ------------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code  (770) 923-4076
                                                    --------------

Item 5.  Other Events

     Weeks Realty, L.P. is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into that certain Registration Statement, File No. 333-32755, filed under the Securities Act of 1933, as amended.


Item 7.  Financial Statements and Exhibits.
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


       (c)      Exhibits

                1.1             Underwriting Agreement among Weeks Corporation, Weeks
                                Realty, L.P. and the Underwriters named therein dated
                                as of March 17, 1998

                1.2             Pricing Agreement among Weeks Corporation, Weeks Realty, L.P.
                                and the Underwriters named therein dated as of March 17, 1998


                4.1             Indenture among Weeks Realty, L.P. and State Street Bank and
                                Trust Company, as Trustee (Incorporated by reference to
                                Exhibit 2 to the Registrant's Registration Statement on
                                Form 8-A dated March 17, 1998 filed with the Commission on
                                March 18, 1998)

                4.2             Specimen 6-7/8% Note due March 15, 2005 (Incorporated by reference to
                                Exhibit 1 to the Registrant's Registration Statement on
                                Form 8-A dated March 17, 1998 filed with the Commission on
                                March 18, 1998)

                5.1             Opinion of King & Spalding regarding legality of issuance of
                                6-7/8% Notes due March 15, 2005

                10.1            Securities Purchase Agreement among Codina Group, Inc.,
                                Armando Codina, St. Joe Corporation and Weeks Realty Services,
                                Inc. dated as of February __, 1997

                10.2            Shareholders' Agreement among Codina Group, Inc.,
                                Armando Codina, St. Joe Corporation and Weeks Realty Services,
                                Inc. dated as of February __, 1997

                12.1            Statement regarding Computation of Ratio of Earnings to
                                Fixed Charges

                23.1            Consent of Arthur Andersen LLP

                23.2            Consent of Ernst & Young LLP

                23.3            Consent of Deloitte & Touche LLP

                23.4            Consent of King & Spalding (included as part of Exhibit 5.1 hereto)

                99.1            Press Release of Weeks Corporation, dated March 18, 1998

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

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             WEEKS REALTY, L.P.
                                             (Registrant)

Date: March __, 1998                         By:  Weeks GP Holdings, Inc.,
                                                  as General Partner


                                                  By:
                                                     ------------------------
                                                     David P. Stockert
                                                     Senior Vice President
                                                     and Chief Financial
                                                     Officer

                                 EXHIBIT INDEX
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

       1.1 Underwriting Agreement among Weeks Corporation, Weeks Realty, L.P. and the Underwriters named therein dated as of March 17, 1998

       1.2         Pricing Agreement among Weeks Corporation, Weeks Realty, L.P.
                   and the Underwriters named therein dated as of March 17, 1998


       4.1 Indenture among Weeks Realty, L.P. and State Street Bank and Trust Company, as Trustee (Incorporated by reference to Exhibit 2 to the Registrant's Registration Statement on
                   Form 8-A dated March 17, 1998 filed with the Commission on March 18, 1998)

       4.2         Specimen 6-7/8% Note due March 15, 2005 (Incorporated by
                   reference to Exhibit 1 to the Registrant's Registration Statement
                   on Form 8-A dated March 17, 1998 filed with the Commission on
                   March 18, 1998)

       5.1 Opinion of King & Spalding regarding legality of issuance of 6-7/8% Notes due March 15, 2005

       10.1 Securities Purchase Agreement among Codina Group, Inc., Armando Codina, St. Joe Corporation and Weeks Realty Services, Inc. dated as of February __, 1997

       10.2        Shareholders' Agreement among Codina Group, Inc.,
                   Armando Codina, St. Joe Corporation and Weeks Realty Services, Inc. dated as of February __, 1997

       12.1        Statement regarding Computation of Ratio of Earnings to
                   Fixed Charges

       23.1        Consent of Arthur Andersen LLP

       23.2        Consent of Ernst & Young LLP

       23.3        Consent of Deloitte & Touche LLP

       23.4 Consent of King & Spalding (included as part of Exhibit 5.1 hereto)

       99.1        Press Release of Weeks Corporation, dated March 18, 1998

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